UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported):  DECEMBER  22,  2009


                           ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)



         DELAWARE                   0-3936               11-1826363
   (State or other jurisdiction  (Commission          (IRS Employer
      of incorporation)           File Number)       Identification No.)

             80 CABOT COURT
          HAUPPAUGE,  NEW  YORK                     11788
     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  631-435-8300


                         NOT APPLICABLE
                         --------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230-425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 22, 2009, the Company entered into an amendment to an employment agreement with Mitchell Binder, its Chief Financial Officer and Executive Vice President. The full text of the Amendment is filed as Exhibit
10.1 to this Current Report and is incorporated herein by reference. The information included below under Item 5.02 provides a summary of the material terms of the Amendment to Employment Agreement and is incorporated herein by reference into this Item 1.01.


ITEM 5.02. DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS, COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     (e) On December 16, 2009, the Compensation Committee of Orbit's board of directors (the "Board") provided its approval for the Company to enter into the an Amendment to Employment Agreement, which goes into effect on January 1, 2010. The full text of the Amendment to Employment Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference. The following discussion provides a summary of the material terms of the Amendment of Employment Agreement, which discussion is qualified in its entirety by reference to the entire text of the Amendment to Employment Agreement.

The Amendment to Employment Agreement extended the term of Mr. Binder's Employment Agreement three years(from December 31, 2009 to December 31, 2012) and amended certain other provisions of the Employment Agreement. Mr. Binder's annual salary was amended to $318,000 per year, and certain modifications were made to the paragraphs in the Employment Agreement relating to vehicle expenses and termination.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

Exhibit 10.1 Amendment to Employment Agreement dated December 22, 2009 between the Company and Mitchell Binder


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     December 23, 2009


                              Orbit International Corp.

                                By: /s/ Dennis Sunshine
                                    -------------------
                                   Dennis Sunshine
                                   Chief Executive Officer and President